UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2015
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 NW Point Boulevard Elk Grove Village, IL (Address of principal executive offices)	60007 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[   ]   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01 Other Events.
The consents of independent registered public accounting firms filed as exhibits to Atlas Financial Holdings, Inc.’s (the “Company’s”) annual report on Form 10-K for the fiscal year ended December 31, 2014 inadvertently omitted reference to the Company’s shelf registration statement on Form S-3, and, in the case of the consent of BDO USA, LLP (“BDO”), the consent did not include a reference to BDO’s internal control opinion. Revised and updated consents are attached hereto as exhibits 23.1 and 23.2.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

23.1	Consent of BDO USA, LLP
23.2	Consent of Johnson Lambert LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Financial Holdings, Inc.

Date: May 22, 2015

By: /s/ Paul A. Romano
Name:    Paul Romano
Title: Vice President and Chief Financial Officer